SUPPLEMENT

                  DATED AS OF MAY 1, 2003 TO PROSPECTUS DATED
                                  MAY 1, 2003

                      TT ACTIVE INTERNATIONAL MUTUAL FUND


The Fund is currently accepting purchase orders for Institutional Class Shares and Class 1 Shares. The Fund is not currently accepting purchase orders for Class 2 Shares or Class 3 Shares.